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                                                                  EXHIBIT 10(gg)

                    THIRD AMENDMENT TO DISTRIBUTION AGREEMENT
                   OLYMPUS AMERICA INC. AND CARSEN GROUP INC.


THIRD AMENDMENT ("Amendment") to Distribution Agreement ("Agreement") between OLYMPUS AMERICA INC., a New York, U.S.A. corporation having its principal office at Two Corporate Center Drive, Melville, New York, U.S.A. 11747-3157, and CARSEN GROUP INC., a Canadian corporation having its principal office at 151 Telson Road, Markham, Ontario, Canada L3R 1E7. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, Olympus and Carsen entered into the Agreement as of April 1, 1994; and

WHEREAS, by way of an initial amendment dated August 26, 1997 (the "Initial Amendment") Olympus and Carsen extended the Term of the Agreement until March 31, 2001 and otherwise amended the Agreement as set forth in the Initial Amendment; and

WHEREAS, by the way of a further amendment dated October 6, 2000 (the "Second Amendment", and together with the Initial Amendment, collectively, the "Prior Amendments") Olympus and Carsen extended the Term of the Agreement until March 31, 2004 and otherwise amended the Agreement as set forth in the Second Amendment; and

WHEREAS, Olympus and Carsen wish to further amend the Agreement and the Prior Amendments by, among other things, removing Industrial Products from the Agreement as hereinafter set forth;

NOW, THEREFORE, for good and adequate consideration, receipt of which is hereby acknowledged, the parties hereby agree as follows:

1. Section 1.6 (Industrial Products) and Schedule 1.6 (Industrial Products) of the Agreement shall be deleted in their entirety along with all related references to Section 1.6 and Schedule 1.6 throughout the Agreement.

2. Except for purposes of interpretation of this Amendment, the phrase "INDUSTRIAL PRODUCTS" shall be deleted from Section 1.10 (Products), Section 3.4 (Marketing), Section 3.7 (Monthly Sales Activity and Inventory Report), Section
5.1 (Order Estimates), Section 5.3.1 (Minimum Purchase Requirements), and
Section 9.1.1 (Term) of the Agreement.

3.   Section 5.3.3 of the Agreement shall be re-written as follows:
          "5.3.3    IF FOR ANY REASON, INCLUDING BUT NOT LIMITED TO FAILURE TO
MEET OLYMPUS'S CREDIT REQUIREMENTS FOR CONTINUED SALE ON OPEN ACCOUNT, CARSEN COMMITS AN MDPR FAILURE, IN ANY FISCAL PERIOD, FOR: (a) PRECISION PRODUCTS, OLYMPUS MAY, UPON THIRTY (30) DAYS' WRITTEN NOTICE TO CARSEN WITHIN SIX (6) MONTHS OF SUCH DEFAULT, TERMINATE THIS AGREEMENT WITH RESPECT TO PRECISION PRODUCTS OR MAKE ANY OTHER ALTERNATIVE DISTRIBUTION ARRANGEMENTS (INCLUDING WITHOUT LIMITATION APPOINTING ADDITIONAL DISTRIBUTORS FOR PRECISION PRODUCTS); AND/OR (b) MEDICAL

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PRODUCTS, OLYMPUS MAY, UPON THIRTY (30) DAYS' WRITTEN NOTICE TO CARSEN WITHIN
SIX (6) MONTHS OF SUCH DEFAULT, (i) TERMINATE THIS AGREEMENT WITH RESPECT TO MEDICAL PRODUCTS, OR (ii) TERMINATE THIS AGREEMENT ENTIRELY, OR (iii) MAKE ANY OTHER ALTERNATIVE DISTRIBUTION ARRANGEMENTS (INCLUDING WITHOUT LIMITATION APPOINTING ADDITIONAL DISTRIBUTORS FOR MEDICAL PRODUCTS). NOTWITHSTANDING THE FOREGOING, CARSEN SHALL NOT BE LIABLE FOR DAMAGES IN THE EVENT OF AN MDPR FAILURE. IN THE EVENT OLYMPUS APPOINTS AN ADDITIONAL DISTRIBUTOR FOR ANY PRODUCT GROUP (AS SET FORTH ABOVE), THEN THE MINIMUM DOLLAR PURCHASE REQUIREMENTS FOR THAT PRODUCT GROUP WILL NO LONGER BE APPLICABLE."

4. Schedule 5.3 (Minimum Dollar Purchase Requirements) of the Agreement shall be amended by deleting the Industrial Product Minima. Moreover, the Industrial Product Minimum for the period from April 1, 2000 to March 31, 2001 (i.e.,
133P), set forth in the Initial Amendment as $1,850,000, shall be reduced to $1,400,000.

5. Section 6.1 (Patents and Trademarks) of the Agreement shall be amended by deleting the phrase "AND IN ACCORD WITH THE INSTRUCTIONS ATTACHED HERETO AS
EXHIBIT 6.1".

6.   Section 9.1.1 (Term) shall be re-written as follows:
"THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT UNTIL MARCH 31, 2004 (THE "INITIAL TERM"). THE INITIAL TERM WILL BE EXTENDED BEYOND MARCH 31, 2004 FOR AN ADDITIONAL TWO-YEAR PERIOD THROUGH MARCH 31, 2006 (THE "RENEWAL PERIOD" AND TOGETHER WITH THE INITIAL TERM, COLLECTIVELY, THE "TERM"), PROVIDED THAT CARSEN HAS NOT BREACHED THIS AGREEMENT IN ACCORDANCE WITH SECTION 9.1.2. MOREOVER, IF CARSEN COMMITS AN MDPR FAILURE WITH RESPECT TO A PRODUCT GROUP IN ANY FISCAL PERIOD OF THE INITIAL TERM, OLYMPUS SHALL HAVE THE RIGHT TO REMOVE SUCH PRODUCT GROUP FROM THIS AGREEMENT FOR THE RENEWAL PERIOD OR MAKE ANY OTHER ALTERNATIVE DISTRIBUTION ARRANGEMENTS WITH RESPECT TO SUCH PRODUCT GROUP (INCLUDING WITHOUT LIMITATION APPOINTING ADDITIONAL DISTRIBUTORS) DURING THE RENEWAL PERIOD. MINIMUM DOLLAR PURCHASE REQUIREMENTS FOR EACH YEAR OF THE POTENTIAL RENEWAL PERIOD SHALL BE MUTUALLY AGREED-UPON, IN GOOD FAITH, BY THE PARTIES. EXCEPT AS SET FORTH IN THE PRECEDING SENTENCES, NO ACT OF OR OMISSION BY OLYMPUS OR CARSEN SHALL BE DEEMED TO RESULT IN ANY EXTENSION OF THIS AGREEMENT BEYOND THE INITIAL TERM UNLESS OLYMPUS AND CARSEN AGREE, BY A WRITTEN INSTRUMENT EXECUTED BY AN AUTHORIZED OFFICER OF EACH COMPANY, TO EXTEND THE INITIAL TERM."

7. Olympus's acceptance of Carsen's purchase orders or payments for Industrial Products after the execution date of this Amendment shall not operate as a renewal or novation of the Agreement with respect to Industrial Products.

8. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and both of which when taken together shall constitute one and the same instrument.

9. As used in this Amendment, the term "Agreement" shall mean the Agreement as previously amended by the Initial Amendment and the Second Amendment.

Except as modified by this Amendment, the Agreement (as previously amended) remains unchanged and in full force and effect.

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IN WITNESS WHEREOF, the parties have executed this Amendment to the Agreement as of the 1st day of April, 2001.

CARSEN GROUP INC.                            OLYMPUS AMERICA INC.


By:  /s/ William Vella                              By: /s/ F. Mark Gumz
     -----------------                                 ----------------
Name:  William Vella                         Name:  F. Mark Gumz
Title: President                             Title: President and COO

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